UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 13, 2002




                              AMSCAN HOLDINGS, INC.
             (Exact Name of Registrant as specified in its charter)



           Delaware                 000-21827              13-3911462
 (State or other jurisdiction   (Commission File  (IRS Employer Identification
       of incorporation)             Number)                  No.)


        80 Grasslands Road, Elmsford, New York                  10523
       (Address of Principal Executive Offices)               (Zip Code)






Registrant's telephone number, including area code: (914) 345-2020


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Item 5. Other Events and Regulation FD Disclosure

     On June 13, 2002, Amscan Holdings, Inc. (the "Company") issued a press release announcing that it had filed a registration statement with the Securities and Exchange Commission for an underwritten public offering of shares of its common stock. The Company's press release dated June 13, 2002 is incorporated herein by reference and filed as an exhibit hereto.

Item 7. Financial Statements and Exhibits

     (a) Not applicable

     (b) Not applicable

     (c) Exhibits

       Exhibit No.                           Description

          19          Press Release dated June 13, 2002 of Amscan Holdings, Inc.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMSCAN HOLDINGS, INC.


                                       By:       /s/ Michael A. Correale
                                            ------------------------------------
                                                Michael A. Correale
                                                Chief Financial Officer

June 17, 2002




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                                  EXHIBIT INDEX

     Exhibit No.                            Description

         19          Press Release dated June 13, 2002 of Amscan Holdings, Inc.